Exhibit 10.111

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

UAL-NM-2404793
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    *** of *** 787-*** Aircraft
This agreement (Agreement) is between United Airlines, Inc. (Customer) and The Boeing Company (Boeing). Customer and Boeing agree to the following terms related to Customer’s purchase of *** 787-*** aircraft as defined below pursuant to the terms of Purchase Agreement No. 04815 dated September 28, 2023, as amended and supplemented from time to time (Purchase Agreement). All terms used but not defined in this Agreement shall have the same meaning as in the Purchase Agreement.
1.Definition of Terms.
Aircraft: *** Boeing model 787-*** aircraft bearing manufacturer’s serial number ***.
***: *** Aircraft *** delivery month established in the Purchase Agreement ***.
2.***.
*** Aircraft *** delivery month, and will further ***. Boeing agrees to *** as shown in Attachment 1 to this Agreement ***.
3.***.
3.1.Airframe ***. ***.
3.2.Engine ***. Notwithstanding Supplemental Exhibit EE1 of the Purchase Agreement, *** as specified below.
3.2.1.The Engine *** for each Aircraft *** was received by Boeing.
3.2.2.***
4.Assignment.
UAL-NM-2404793    Page 1
*** of *** 787-*** Aircraft
BOEING PROPRIETARY

Except as provided in Letter Agreement No. UAL-PA-04815-LA-1802894 entitled “Assignment Matters”, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
5.***.
The *** set forth in this Agreement are *** for a *** and are ***. Notwithstanding the foregoing, *** available under the Purchase Agreement for the Aircraft (***); provided, however, if *** pursuant to the terms of the Purchase Agreement, then ***.
6.GOVERNING LAW.
THIS AGREEMENT WILL BE INTERPRETED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF WASHINGTON, U.S.A., EXCEPT THAT THE CONFLICT OF LAWS PROVISIONS UNDER WASHINGTON LAW WILL NOT BE APPLIED FOR THE PURPOSE OF MAKING OTHER LAW APPLICABLE.
7.     Expiration.
If this Agreement is not executed by both Parties on or before ***, this offer will expire.
8.    Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04815-LA-1802890 entitled “Privileged and Confidential Matters.”
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-NM-2404793    Page 2
*** of *** 787-*** Aircraft
BOEING PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	October 24, 2024

UNITED AIRLINES, INC.

By:	/s/ Michael Leskinen

Its:	EVP and Chief Financial Officer

UAL-NM-2404793    Page 3
*** of *** 787-*** Aircraft
BOEING PROPRIETARY

Attachment 1: ***

***	***	***
***	***	***

Attachment 1 to UAL-NM-2404793
*** of *** 787-*** Aircraft     Page 1 of 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY